UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2019
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		83-4096323
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement
On December 3, 2019, Premier Nutrition Company, LLC (“Premier Nutrition”), a subsidiary of BellRing Brands, Inc. (the “Company”), executed a Master Purchase Commitment (“Master Purchase Commitment”) with Fonterra (USA) Inc. (“Fonterra”), pursuant to a Master Supply Agreement between Premier Nutrition and Fonterra dated December 3, 2019 (“Master Supply Agreement”).

Under the Master Purchase Commitment Fonterra will supply milk protein concentrate (“Product”) beginning in January 2020. Under the terms of the Master Purchase Commitment, Premier Nutrition is required to purchase, pursuant to purchase orders, a minimum amount of Product every six months, and has the right (but not the obligation) to order quantities in excess of such amount on a spot basis as agreed by the parties. The Master Purchase Commitment contains provisions describing the determination of the prices for the Products and a most-favored nation provision with respect to the pricing made available to Premier Nutrition for the Product during the term. The Master Supply Agreement contains provisions regarding the product specifications and quality standards for the Products, the rights of a party in the event the other party does not comply with its obligations under the Master Supply Agreement or the Master Purchase Commitment (or other purchase orders between the parties) and other customary contractual terms and conditions.

The Master Purchase Commitment runs for an initial term of two years, with subsequent automatic renewals for two-year periods, subject to early termination by either party upon six months’ notice. The Master Supply Agreement runs for an initial term of five years from October 31, 2019 and will automatically renew for additional periods of five years unless a party determines not to renew upon at least twelve months prior notice.

The foregoing description of the Master Purchase Commitment and Master Supply Agreement does not purport to be complete and is qualified in its entirety by reference to such agreements, which the Company expects to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2019	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Craig L. Rosenthal
	Name:	Craig L. Rosenthal
	Title:	Senior Vice President and General Counsel

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